                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of the earliest event reported): January 22, 1999
                                                         (December 18, 1998)



                        NEW YORK BAGEL ENTERPRISES, INC
                        -------------------------------
            (Exact name of Registrant as specified in its charter)

                                    0-21205
                                    -------
                           (Commission file number)


           Kansas                                                 73-1369185
           ------                                                 ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)



                             115 East 8th Street
                          Stillwater, Oklahoma 74074
                          --------------------------
         (Address of principal executive offices, including zip code)



                                  405-624-3700
                                  ------------
              (Registrant's telephone number, including area code)

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ITEM 8.  CHANGE IN FISCAL YEAR.

     New York Bagel Enterprises, Inc., elected to change the corporation's fiscal year end from a 52/53 week fiscal year, ending on the last Sunday of the year, to a 52/53 week fiscal year ending on the last Wednesday of the year, which consists of four 13-week periods. This change in fiscal year end is effective for the fiscal year beginning Monday, December 28, 1998, and ending Wednesday, December 29, 1999. The report covering the transition period will be filed on Form 10-QSB for the period ending March 31, 1999, which report will include an additional three day period due to the change in fiscal year.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       NEW YORK BAGEL ENTERPRISES, INC.



                                       /s/ RICHARD RANDALL WEBB
                                       ----------------------------------
                                       Richard Randall Webb
                                       CHIEF FINANCIAL OFFICER,
                                       TREASURER AND SECRETARY



Dated:  January 22, 1999





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